Exhibit 99.2

AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

SECOND QUARTER 2012

AXIS Capital Holdings Limited

92 Pitts Bay Road

Pembroke HM 08 Bermuda

Contact Information:

Linda Ventresca

Investor Relations

441 405 2727

investorrelations@axiscapital.com

Website Information:

www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

Page(s)
Basis of Presentation	i - iii
I. Financial Highlights	1
II. Income Statements
a. Consolidated Statements of Income - Quarterly	2
b. Consolidated Statement of Income - Year to Date	3
c. Consolidated Segment Data	4
d. Gross Premium Written by Segment by Line of Business	5
e. Segment Data - Quarterly	6-7
f. Net Investment Income - Quarterly and Year to Date	8
III. Balance Sheets
a. Consolidated Balance Sheets	9
b. Cash and Invested Assets:
• Cash and Invested Assets Portfolio	10
• Cash and Invested Assets Composition - Quarterly	11
• Geographic Distribution of Fixed Maturities and Equities	12
• Corporate Debt Composition	13
• Ten Largest Corporate Debt Holdings	14
• Mortgage-Backed and Asset-Backed Securities Composition	15
c. Reinsurance Recoverable Analysis	16-17
IV. Loss Reserve Analysis
a. Paid to Incurred Analysis	18
b. Paid to Incurred Analysis by Segment	19
c. Paid to Incurred Analysis by Segment - Quarterly	20-21
d. Net Probable Maximum Losses to Certain Peak Industry Catastrophe Exposures	22
V. Share Analysis	25
a. Earnings Per Common Share Analysis - As Reported, GAAP	23
b. Earnings Per Common Share Analysis and Common Share Rollforward - Quarterly	24
c. Diluted Book Value Per Common Share Analysis	25
VI. Non-GAAP Financial Measures
a. Non-GAAP Financial Measure Reconciliation	26

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2011.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.

We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:

Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.

Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.

Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.

Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.

Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).

Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.

Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess business in the London and Bermuda wholesale markets and Canadian primary and excess business in the Canadian market place.

Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited

BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: includes reinsurance written on both a proportional and a per risk excess of loss basis and covers underlying personal lines and commercial property exposures. Here the primary reason for the product is not simply to protect against catastrophic perils, however they are normally included with limitations.

Professional Liability: covers directors’ and officers’ liability, employment practices liability, medical malpractice, lawyers’ and accountants’ liability, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Bond: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by bond insurers principally to satisfy regulatory demands in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers compensation and auto liability are also written.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Other: includes aviation, marine, personal accident and crop reinsurance.

iii

AXIS Capital Holdings Limited

FINANCIAL HIGHLIGHTS

		Quarter ended June 30,				Six Months ended June 30,
		2012	2011	Change		2012	2011	Change

HIGHLIGHTS	Gross premiums written	$1,014,375	$1,046,163	(3.0)%		$2,539,545	$2,594,593	(2.1)%
	Gross premiums written - Insurance	66.5%	65.2%	1.3	pts	47.2%	42.7%	4.5	pts
	Gross premiums written - Reinsurance	33.5%	34.8%	(1.3	) pts	52.8%	57.3%	(4.5	) pts
	Net premiums written	$801,575	$850,139	(5.7)%		$2,168,762	$2,250,919	33.2%
	Net premiums earned	$850,603	$840,014	1.3%		$1,696,968	$1,628,215	4.2%
	Net premiums earned - Insurance	45.4%	42.8%	2.6	pts	45.8%	42.2%	3.6	pts
	Net premiums earned - Reinsurance	54.6%	57.2%	(2.6	) pts	54.2%	57.8%	(3.6	) pts
	Net income (loss) available to common shareholders	$168,152	$101,068	66.4%		$290,150	$(282,692)	nm
	Operating Income (loss) [a]	112,832	83,057	35.8%		248,569	(315,809)	nm
	Reserve for losses and loss expenses	8,600,651	8,402,612	2.4%		8,600,651	8,402,612	2.4%
	Total shareholders’ equity	5,697,840	5,332,939	6.8%		5,697,840	5,332,939	6.8%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings (loss) per common share	$1.36	$0.81	67.7%		$2.32	($2.38)	nm
	Diluted earnings (loss) per common share	$1.35	$0.79	70.3%		$2.31	($2.38)	nm
	Operating income (loss) per common share - diluted [b]	$0.90	$0.65	38.5%		$1.98	($2.66)	nm
	Weighted average common shares outstanding	123,823	124,132	(0.2)%		124,802	118,771	5.1%
	Diluted weighted average common shares outstanding	124,983	128,369	(2.6)%		125,825	118,771	5.9%
	Book value per common share	$42.31	$38.41	10.2%		$42.31	$38.41	10.2%
	Diluted book value per common share (treasury stock method)	$40.55	$36.78	10.2%		$40.55	$36.78	10.3%
	Accumulated dividends paid per common share	$6.13	$5.19	18.1%		$6.13	$5.19	18.1%

FINANCIAL RATIOS	ROACE [c]	13.0%	8.5%	4.5	pts	11.4%	(11.4)%	nm	pts

	Operating ROACE [d]	8.7%	7.0%	1.7	pts	9.8%	(12.7)%	nm	pts

	Net loss and loss expense ratio	55.0%	67.3%	(12.3	) pts	57.7%	97.3%	(39.6	) pts
	Acquisition cost ratio	18.4%	17.6%	0.8	pts	19.1%	17.4%	1.7	pts
	General and administrative expense ratio	18.9%	14.0%	4.9	pts	16.8%	14.4%	2.4	pts

	Combined ratio	92.3%	98.9%	(6.6	) pts	93.6%	129.1%	(35.5	) pts

INVESTMENT DATA	Total assets	$18,721,412	$18,196,848	2.9%		$18,721,412	$18,196,848	2.9%
	Total cash and invested assets [e]	13,863,598	13,230,408	4.8%		13,863,598	13,230,408	4.8%
	Net investment income	74,449	100,018	(25.6)%		190,472	210,673	(9.6)%
	Net realized investment gains	30,405	37,477	(18.9)%		44,896	67,621	(33.6)%
	Total return on cash and investments [f]	0.5%	1.5%	(1.0	) pts	2.6%	2.4%	0.2	pts
	Return on other investments [g]	(0.3)%	2.0%	(2.3	) pts	5.1%	6.6%	(1.5	) pts
	Book yield of fixed maturities	2.8%	3.3%	(0.5	) pts	2.8%	3.3%	(0.5	) pts

[a]	Operating income (loss) is a “Non-GAAP financial measure” as defined by Regulation G. See page 26 for reconciliation of operating income to net income (loss) available to common shareholders.
[b]	Operating income (loss) per share - diluted, is calculated by dividing operating income (loss) for the period by weighted average common shares and share equivalents.
[c]	Return on average common equity (“ROACE”) is calculated by dividing net income (loss) available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income (loss) for the quarter-periods is annualized.
[d]	Operating ROACE, also a “Non-GAAP financial measure”, is calculated by dividing operating income (loss) for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income (loss) for the quarter-periods is annualized.
[e]	Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).
[f]	In calculating total return, we include net investment income, net realized investment gains (losses) and the change in unrealized gains (losses) generated by our average cash and investment balances.
[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

nm not meaningful

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010

UNDERWRITING REVENUES
Gross premiums written	$1,014,375	$1,525,168	$666,504	$835,056	$1,046,163	$939,873
Premiums ceded	(212,800)	(157,982)	(171,441)	(161,603)	(196,024)	(150,935)

Net premiums written	801,575	1,367,186	495,063	673,453	850,139	788,938

Gross premiums earned	1,019,808	1,015,370	1,019,953	1,005,761	1,003,613	905,137
Ceded premiums amortized	(169,205)	(169,008)	(173,200)	(165,769)	(163,599)	(170,110)

Net premiums earned	850,603	846,362	846,753	839,992	840,014	735,027
Other insurance related income	299	631	351	1,156	126	217

Total underwriting revenues	850,902	846,993	847,104	841,148	840,140	735,244

UNDERWRITING EXPENSES
Net losses and loss expenses	467,637	510,690	583,454	506,839	564,959	403,370
Acquisition costs	156,397	168,397	157,372	146,836	147,905	124,176
General and administrative expenses	107,129	105,217	91,202	97,444	98,302	86,862

Total underwriting expenses	731,163	784,304	832,028	751,119	811,166	614,408

UNDERWRITING INCOME	119,739	62,689	15,076	90,029	28,974	120,836

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	74,449	116,023	102,362	49,396	100,018	82,584
Net realized investment gains (losses)	30,405	14,491	(3,738)	57,557	37,477	24,619
Interest expense and financing costs	(15,170)	(15,636)	(15,616)	(15,677)	(15,445)	(15,697)

Total other operating revenues	89,684	114,878	83,008	91,276	122,050	91,506

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	36,162	(20,447)	17,328	60,830	(18,517)	27,229
Corporate expenses [a]	(54,202)	(18,435)	(18,788)	(17,093)	(19,803)	(19,200)

Total other (expenses) revenue	(18,040)	(38,882)	(1,460)	43,737	(38,320)	8,029

INCOME BEFORE INCOME TAXES	191,383	138,685	96,624	225,042	112,704	220,371

Income tax expense	(2,317)	(2,848)	(7,341)	(3,765)	(2,417)	(6,300)

NET INCOME	189,066	135,837	89,283	221,277	110,287	214,071

Preferred share dividends	(11,527)	(9,219)	(9,219)	(9,219)	(9,219)	(9,219)
Loss on repurchase of preferred shares	(9,387)	(4,621)	—	—	—	—

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$168,152	$121,997	$80,064	$212,058	$101,068	$204,852

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	55.0%	60.3%	68.9%	60.3%	67.3%	54.9%
Acquisition cost ratio	18.4%	19.9%	18.6%	17.5%	17.6%	16.9%
General and administrative expense ratio [a]	18.9%	14.6%	13.0%	13.7%	14.0%	14.4%

Combined ratio	92.3%	94.8%	100.5%	91.5%	98.9%	86.2%

Weighted average basic shares outstanding	123,823	125,782	126,360	125,971	124,132	121,766
Weighted average diluted shares outstanding	124,983	126,668	127,686	128,002	128,369	135,665

Basic earnings per common share	$1.36	$0.97	$0.63	$1.68	$0.81	$1.68
Diluted earnings per common share	$1.35	$0.96	$0.63	$1.66	$0.79	$1.51

ROACE (annualized)	13.0%	9.7%	6.5%	17.5%	8.5%	16.6%
Operating ROACE (annualized)	8.7%	10.8%	5.5%	7.8%	7.0%	12.4%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.

AXIS Capital Holdings Limited

CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Six months ended June 30,			Year ended December 31,
	2012	2011	2010	2011	2010
UNDERWRITING REVENUES
Gross premiums written	$2,539,545	$2,594,593	$2,365,074	$4,096,153	$3,750,536
Premiums ceded	(370,783)	(343,674)	(332,501)	(676,719)	(602,996)

Net premiums written	2,168,762	2,250,919	2,032,573	3,419,434	3,147,540

Gross premiums earned	2,035,180	1,948,241	1,793,744	3,973,956	3,632,177
Ceded premiums amortized	(338,212)	(320,026)	(362,525)	(658,995)	(684,767)

Net premiums earned	1,696,968	1,628,215	1,431,219	3,314,961	2,947,410
Other insurance related income	931	889	843	2,396	2,073

Total underwriting revenues	1,697,899	1,629,104	1,432,062	3,317,357	2,949,483

UNDERWRITING EXPENSES
Net losses and loss expenses	978,328	1,584,759	871,632	2,675,052	1,677,132
Acquisition costs	324,793	283,262	240,825	587,469	488,712
General and administrative expenses	212,347	193,415	170,323	382,062	374,436

Total underwriting expenses	1,515,468	2,061,436	1,282,780	3,644,583	2,540,280

UNDERWRITING INCOME (LOSS)	182,431	(432,332)	149,282	(327,226)	409,203

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	190,472	210,673	187,203	362,430	406,892
Net realized investment gains	44,896	67,621	40,795	121,439	195,098
Interest expense and financing costs	(30,807)	(31,305)	(24,385)	(62,598)	(55,876)

Total other operating revenues	204,561	246,989	203,613	421,271	546,114

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	15,715	(33,575)	35,376	44,582	15,535
Corporate expenses [a]	(72,637)	(41,210)	(35,508)	(77,089)	(75,449)

Total other expenses	(56,922)	(74,785)	(132)	(32,507)	(59,914)

INCOME (LOSS) BEFORE INCOME TAXES	330,070	(260,128)	352,763	61,538	895,403

Income tax expense	(5,165)	(4,126)	(17,661)	(15,233)	(38,680)

NET INCOME (LOSS)	324,905	(264,254)	335,102	46,305	856,723

Preferred share dividends	(20,746)	(18,438)	(18,438)	(36,875)	(36,875)
Loss on repurchase of preferred shares	(14,009)	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$290,150	$(282,692)	$316,664	$9,430	$819,848

KEY RATIOS/PER SHARE DATA

Net loss and loss expense ratio	57.7%	97.3%	60.9%	80.7%	56.9%
Acquisition cost ratio	19.1%	17.4%	16.8%	17.7%	16.6%
General and administrative expense ratio [a]	16.8%	14.4%	14.4%	13.9%	15.2%

Combined ratio	93.6%	129.1%	92.1%	112.3%	88.7%

Weighted average basic shares outstanding	124,802	118,771	124,961	122,499	121,728
Weighted average diluted shares outstanding	125,825	118,771	138,899	128,122	136,199

Basic earnings (loss) per common share	$2.32	($2.38)	$2.53	$0.08	$6.74
Diluted earnings (loss) per common share	$2.31	($2.38)	$2.28	$0.07	$6.02

ROACE [b]	11.4%	(11.4)%	12.7%	0.2%	16.2%
Operating ROACE [b]	9.8%	(12.7)%	9.6%	(3.1)%	12.1%

[a]	Corporate expenses are included in the calculation of the general and administrative expense ratio.
[b]	Annualized for the six-months periods.

AXIS Capital Holdings Limited

CONSOLIDATED SEGMENT DATA

	Quarter ended June 30, 2012			Six Months Ended June 30, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$675,009	$339,366	$1,014,375	$1,199,689	$1,339,856	$2,539,545
Net premiums written	465,238	336,337	801,575	843,853	1,324,909	2,168,762

Gross premiums earned	552,045	467,763	1,019,808	1,107,470	927,710	2,035,180
Ceded premiums amortized	(165,465)	(3,740)	(169,205)	(330,633)	(7,579)	(338,212)

Net premiums earned	386,580	464,023	850,603	776,837	920,131	1,696,968
Other insurance related income	299	—	299	931	—	931

Total underwriting revenues	386,879	464,023	850,902	777,768	920,131	1,697,899

UNDERWRITING EXPENSES
Net losses and loss expenses	225,900	241,737	467,637	467,623	510,705	978,328
Acquisition costs	58,654	97,743	156,397	119,808	204,985	324,793
General and administrative expenses	77,770	29,359	107,129	155,214	57,133	212,347

Total underwriting expenses	362,324	368,839	731,163	742,645	772,823	1,515,468

UNDERWRITING INCOME	$24,555	$95,184	$119,739	$35,123	$147,308	$182,431

KEY RATIOS

Current accident year loss ratio	67.6%	60.5%	63.7%	66.7%	63.1%	64.7%
Prior period reserve development	(9.2)%	(8.4)%	(8.7)%	(6.5)%	(7.6)%	(7.0)%

Net loss and loss expense ratio	58.4%	52.1%	55.0%	60.2%	55.5%	57.7%
Acquisition cost ratio	15.2%	21.1%	18.4%	15.4%	22.3%	19.1%
General and administrative expense ratio	20.1%	6.3%	12.5%	20.0%	6.2%	12.5%
Corporate expense ratio			6.4%			4.3%

Combined ratio	93.7%	79.5%	92.3%	95.6%	84.0%	93.6%

AXIS Capital Holdings Limited

GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Six months ended June 30,
	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010	2012	2011

INSURANCE SEGMENT
Property	$228,962	$137,251	$143,046	$158,786	$217,215	$207,184	$366,212	$333,446
Marine	91,652	85,448	32,759	46,905	97,162	77,996	177,101	160,817
Terrorism	11,167	6,748	8,295	13,216	6,531	17,079	17,915	12,801
Aviation	15,857	3,674	36,338	11,957	19,694	18,649	19,531	22,498
Credit and political risk	5,124	3,601	13,583	(148)	11,499	9,444	8,726	22,300
Professional lines	243,258	145,602	224,507	173,608	229,546	219,432	388,861	366,089
Liability	73,810	45,411	52,176	52,065	64,137	61,817	119,220	109,015
Accident & health	5,179	96,943	10,577	37,071	36,313	1,292	102,123	80,122

TOTAL INSURANCE SEGMENT	675,009	524,678	521,281	493,460	682,097	612,893	1,199,689	1,107,088

REINSURANCE SEGMENT
Catastrophe	124,237	146,423	12,904	91,340	114,361	124,168	270,660	367,578
Property	58,604	182,446	29,508	79,196	69,079	75,527	241,050	251,284
Professional lines	47,561	113,342	80,368	51,341	56,412	58,368	160,902	149,685
Credit and bond	22,670	203,948	4,650	38,292	20,336	2,532	226,618	256,980
Motor	17,876	198,210	(622)	13,074	30,799	9,289	216,086	225,913
Liability	56,096	94,627	14,567	62,366	53,780	36,680	150,723	152,795
Engineering	6,783	43,036	4,518	4,906	5,130	7,972	49,819	55,795
Other	5,539	18,458	(670)	1,081	14,169	12,444	23,998	27,475

TOTAL REINSURANCE SEGMENT	339,366	1,000,490	145,223	341,596	364,066	326,980	1,339,856	1,487,505

CONSOLIDATED TOTAL	$1,014,375	$1,525,168	$666,504	$835,056	$1,046,163	$939,873	$2,539,545	$2,594,593

AXIS Capital Holdings Limited

INSURANCE SEGMENT DATA - QUARTERLY

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010
UNDERWRITING REVENUES
Gross premiums written	$675,009	$524,678	$521,281	$493,460	$682,097	$612,893
Net premiums written	465,238	378,614	349,912	331,857	495,049	466,880

Gross premiums earned	552,045	555,422	538,701	529,847	518,929	466,627
Ceded premiums amortized	(165,465)	(165,168)	(167,056)	(159,327)	(159,054)	(164,975)

Net premiums earned	386,580	390,254	371,645	370,520	359,875	301,652
Other insurance related income	299	631	351	1,156	126	217

Total underwriting revenues	386,879	390,885	371,996	371,676	360,001	301,869

UNDERWRITING EXPENSES
Net losses and loss expenses	225,900	241,724	227,064	207,403	218,219	155,494
Acquisition costs	58,654	61,155	54,508	51,753	51,244	40,567
General and administrative expenses	77,770	77,444	68,187	72,005	70,229	64,045

Total underwriting expenses	362,324	380,323	349,759	331,161	339,692	260,106

UNDERWRITING INCOME	$24,555	$10,562	$22,237	$40,515	$20,309	$41,763

KEY RATIOS

Current accident year loss ratio	67.6%	65.8%	68.9%	64.8%	68.1%	61.7%
Prior period reserve development	(9.2)%	(3.9)%	(7.8)%	(8.8)%	(7.5)%	(10.1)%

Net loss and loss expense ratio	58.4%	61.9%	61.1%	56.0%	60.6%	51.6%
Acquisition cost ratio	15.2%	15.7%	14.7%	14.0%	14.3%	13.4%
General and administrative expense ratio	20.1%	19.9%	18.3%	19.4%	19.5%	21.2%

Combined ratio	93.7%	97.5%	94.1%	89.4%	94.4%	86.2%

AXIS Capital Holdings Limited

REINSURANCE SEGMENT DATA - QUARTERLY

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010
UNDERWRITING REVENUES
Gross premiums written	$339,366	$1,000,490	$145,223	$341,596	$364,066	$326,980
Net premiums written	336,337	988,572	145,151	341,596	355,090	322,058

Gross premiums earned	467,763	459,947	481,252	475,914	484,684	438,510
Ceded premiums amortized	(3,740)	(3,839)	(6,144)	(6,442)	(4,545)	(5,135)

Net premiums earned	464,023	456,108	475,108	469,472	480,139	433,375
Other insurance related income	—	—	—	—	—	—

Total underwriting revenues	464,023	456,108	475,108	469,472	480,139	433,375

UNDERWRITING EXPENSES
Net losses and loss expenses	241,737	268,966	356,390	299,436	346,740	247,876
Acquisition costs	97,743	107,242	102,864	95,083	96,661	83,609
General and administrative expenses	29,359	27,773	23,015	25,439	28,073	22,817

Total underwriting expenses	368,839	403,981	482,269	419,958	471,474	354,302

UNDERWRITING INCOME (LOSS)	$95,184	$52,127	$(7,161)	$49,514	$8,665	$79,073

KEY RATIOS

Current accident year loss ratio	60.5%	65.6%	85.3%	73.5%	77.4%	68.3%
Prior period reserve development	(8.4)%	(6.6)%	(10.3)%	(9.7)%	(5.2)%	(11.1)%

Net loss and loss expense ratio	52.1%	59.0%	75.0%	63.8%	72.2%	57.2%
Acquisition cost ratio	21.1%	23.5%	21.7%	20.3%	20.1%	19.3%
General and administrative expense ratio	6.3%	6.1%	4.8%	5.4%	5.9%	5.3%

Combined ratio	79.5%	88.6%	101.5%	89.5%	98.2%	81.8%

AXIS Capital Holdings Limited

NET INVESTMENT INCOME - QUARTERLY AND YEAR TO DATE

							Six Months Ended June 30,
	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010	2012	2011

Fixed maturities	$76,544	$79,637	$77,933	$81,900	$89,203	$86,772	$156,181	$177,784
Equity securities	5,071	1,110	4,209	2,079	4,074	1,332	6,180	4,898
Other investments	(2,304)	40,420	25,124	(30,376)	11,797	(1,985)	38,116	37,108
Cash and cash equivalents	1,663	1,608	894	1,148	1,502	989	3,271	3,655
Short-term investments	33	154	431	302	472	207	188	859

Gross investment income	81,007	122,929	108,591	55,053	107,048	87,315	203,936	224,304
Investment expense	(6,558)	(6,906)	(6,229)	(5,657)	(7,030)	(4,731)	(13,464)	(13,631)

Net investment income	$74,449	$116,023	$102,362	$49,396	$100,018	$82,584	$190,472	$210,673

AXIS Capital Holdings Limited

CONSOLIDATED BALANCE SHEETS

	Jun 30, 2012	Mar 31, 2012	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Jun 30, 2010
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,504,448	$11,440,643	$10,940,100	$10,736,729	$10,758,157	$10,064,335
Equity securities, available for sale, at fair value	631,731	757,038	677,560	567,881	648,264	201,173
Other investments, at fair value	798,233	769,554	699,320	643,270	623,650	547,873
Short-term investments, at fair value and amortized cost	71,277	50,264	149,909	149,136	187,601	131,104

Total investments	13,005,689	13,017,499	12,466,889	12,097,016	12,217,672	10,944,485
Cash and cash equivalents	872,751	1,173,771	1,082,838	1,201,037	1,066,540	1,197,543
Accrued interest receivable	97,417	93,860	98,346	95,320	97,384	94,686
Insurance and reinsurance premium balances receivable	1,888,238	1,900,002	1,413,839	1,665,636	1,987,615	1,722,586
Reinsurance recoverable on paid and unpaid losses	1,792,358	1,766,597	1,770,329	1,759,017	1,774,601	1,545,080
Deferred acquisition costs	502,413	547,667	407,527	477,403	494,147	419,191
Prepaid reinsurance premiums	271,262	227,935	238,623	239,769	245,442	271,700
Securities lending collateral	—	—	—	—	—	107,167
Receivable for investments sold	596	7,276	3,006	86,932	3,782	—
Goodwill and intangible assets	98,203	99,439	99,590	98,260	103,404	90,473
Other assets	192,485	191,554	225,072	223,540	206,261	165,369

TOTAL ASSETS	$18,721,412	$19,025,600	$17,806,059	$17,943,930	$18,196,848	$16,558,280

LIABILITIES
Reserve for losses and loss expenses	$8,600,651	$8,599,344	$8,425,045	$8,334,841	$8,402,612	$6,718,776
Unearned premiums	2,958,223	2,965,329	2,454,462	2,805,620	2,981,817	2,781,101
Insurance and reinsurance balances payable	211,704	181,405	206,539	179,081	196,543	199,463
Securities lending payable	—	—	—	—	—	107,167
Senior notes	994,951	994,806	994,664	994,523	994,383	993,843
Other liabilities	145,188	114,910	129,329	144,771	133,584	182,959
Payable for investments purchased	112,855	270,627	151,941	127,989	154,970	79,669

TOTAL LIABILITIES	13,023,572	13,126,421	12,361,980	12,586,825	12,863,909	11,062,978

SHAREHOLDERS’ EQUITY
Preferred shares - Series A, B, and C	502,843	750,000	500,000	500,000	500,000	500,000
Common shares	2,141	2,140	2,125	2,112	2,107	1,930
Additional paid-in capital	2,153,467	2,117,208	2,105,386	2,095,727	2,085,215	2,038,158
Accumulated other comprehensive income	240,939	278,174	128,162	50,932	218,133	221,856
Retained earnings	4,383,405	4,246,354	4,155,392	4,105,216	3,923,395	3,824,111
Treasury shares, at cost	(1,584,955)	(1,494,697)	(1,446,986)	(1,396,882)	(1,395,911)	(1,090,753)

TOTAL SHAREHOLDERS’ EQUITY	5,697,840	5,899,179	5,444,079	5,357,105	5,332,939	5,495,302

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$18,721,412	$19,025,600	$17,806,059	$17,943,930	$18,196,848	$16,558,280

Basic common shares outstanding	122,773	125,365	125,588	126,141	125,811	120,254

Diluted common shares outstanding	128,117	130,244	129,818	131,067	131,419	136,613

Book value per common share	$42.31	$41.07	$39.37	$38.51	$38.41	$41.54

Diluted book value per common share	$40.55	$39.53	$38.08	$37.06	$36.78	$36.57

Debt (Senior notes) to total capital [a]	14.9%	14.4%	15.4%	15.7%	15.7%	15.3%

Debt plus preferred shares to total capital	22.4%	25.3%	23.2%	23.5%	23.6%	23.0%

[a]	The debt to capital ratio is calculated by dividing our senior notes by the total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS PORTFOLIO

At June 30, 2012

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,129,843	$7,117	$(806)	$1,136,154	8%
Non-U.S. government	1,251,832	23,132	(12,421)	1,262,543	9%
Corporate debt	3,572,982	93,932	(23,542)	3,643,372	26%
Agency RMBS	2,713,950	77,118	(911)	2,790,157	20%
CMBS	606,935	16,703	(242)	623,396	5%
Non-Agency RMBS	151,906	2,116	(6,427)	147,595	1%
ABS	674,767	6,260	(11,420)	669,607	5%
Municipals	1,178,151	53,787	(314)	1,231,624	9%

Total fixed maturities	11,280,366	280,165	(56,083)	11,504,448	83%

Equity securities, available for sale
Common stocks	385,871	40,240	(17,073)	409,038	2%
Exchange traded funds	128,622	1,362	—	129,984	1%
Non-U.S. bond mutual funds	95,225	—	(2,516)	92,709	1%

Total equity securities	609,718	41,602	(19,589)	631,731	4%

Total available for sale investments	$11,890,084	$321,767	$(75,672)	12,136,179	87%

Other investments (see below)				798,233	6%

Short-term investments				71,277	1%

Total investments				13,005,689	94%

Cash and cash equivalents [a]				872,751	6%

Accrued interest receivable				97,417	1%

Net receivable/(payable) for investments sold (purchased)				(112,259)	(1)%

Total cash and invested assets				$13,863,598	100%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$294,006	37%
Multi-strategy funds				234,633	29%
Event-driven funds				146,220	18%
Leveraged bank loan funds				61,808	8%
Collateralized loan obligations - equity tranches				61,566	8%

Total				$798,233	100%

[a]	Includes $122 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited

CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	8.2%	8.4%	8.5%	8.2%	7.6%	11.7%
Non-U.S. government	9.1%	7.5%	9.0%	7.4%	6.8%	6.2%
Corporate debt	26.3%	26.7%	26.7%	27.9%	31.3%	33.4%
MBS:
Agency RMBS	20.1%	19.8%	19.5%	19.6%	18.8%	14.0%
CMBS	4.5%	3.1%	2.3%	2.1%	3.2%	5.0%
Non-agency RMBS	1.1%	1.1%	1.2%	1.3%	1.7%	1.7%
ABS	4.8%	5.7%	4.7%	4.8%	5.2%	5.1%
Municipals	8.9%	8.1%	9.1%	8.8%	6.1%	5.2%

Total Fixed Maturities	83.0%	80.4%	81.0%	80.1%	80.7%	82.3%
Equity Securities	4.6%	5.3%	5.0%	4.3%	4.9%	1.7%
Other investments	5.8%	5.9%	5.3%	4.8%	4.7%	4.5%
Short-term investments	0.5%	0.4%	1.2%	1.2%	1.4%	1.1%

Total investments	93.9%	92.0%	92.5%	90.4%	91.7%	89.6%
Cash and cash equivalents	6.2%	8.2%	7.9%	9.1%	8.1%	9.9%
Accrued interest receivable	0.7%	0.7%	0.7%	0.8%	0.8%	1.2%
Net receivable/(payable) for investments sold or purchased	(0.8)%	(0.9)%	(1.1)%	(0.3)%	(0.6)%	(0.7)%

Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CREDIT QUALITY
Cash and cash equivalents [a]	6.2%	8.5%	7.8%	9.6%	7.7%	9.9%
U.S. government and agency	9.2%	9.9%	9.6%	9.2%	8.5%	12.6%
AAA	41.9%	41.2%	40.7%	37.1%	39.7%	37.2%
AA	8.4%	8.7%	11.4%	15.2%	12.7%	12.3%
A	16.6%	15.9%	16.3%	16.5%	17.2%	14.8%
BBB	11.2%	11.0%	9.8%	8.7%	10.0%	11.2%
Below BBB	6.5%	4.8%	4.4%	3.7%	4.2%	2.0%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
MATURITY PROFILE
Within one year (includes cash & cash equivalents)	12.8%	13.5%	13.8%	14.4%	13.4%	17.8%
From one to five years	38.8%	37.5%	38.4%	38.7%	38.1%	36.4%
From five to ten years	13.6%	14.6%	15.2%	14.3%	14.2%	14.9%
Above ten years	0.8%	1.2%	1.8%	1.9%	2.0%	2.7%
Asset-backed and mortgage-backed securities	34.0%	33.2%	30.8%	30.7%	32.3%	28.2%

Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.8%	2.8%	2.9%	3.0%	3.3%	3.6%
Yield to maturity of fixed maturities	1.9%	2.0%	2.2%	2.4%	2.7%	3.2%
Average duration of fixed maturities	2.8 yrs	2.9 yrs	2.8 yrs	2.9 yrs	3.0 yrs	3.0 yrs
Average credit quality	AA-	AA-	AA-	AA	AA-	AA

[a]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited

GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES

At June 30, 2012

			Corporate Debt					Non-Agency		Total			Total Fixed Maturities
	Governments and Agencies		Financials	Non-Financials	Gov’t Guaranteed	Total	Agency RMBS	RMBS/ CMBS	ABS	Fixed Maturities	Equities		and Equities
Composition by country
Eurozone countries:
Germany	$192,224		$2,425	$80,372	$31,859	$114,656	$—	$—	$4,584	$311,464	$5,395		$316,859
Netherlands	36,855		—	54,906	—	54,906	—	5,901	21,818	119,480	6,270		125,750
France	—		—	76,074	—	76,074	—	—	11,675	87,749	8,911		96,660
Supranational [a]	69,054		—	—	—	—	—	—	—	69,054	—		69,054
Belgium	—		—	29,969	—	29,969	—	—	—	29,969	1,397		31,366
Luxembourg	—		—	25,060	—	25,060	—	—	3,737	28,797	726		29,523
Austria	18,034		—	—	—	—	—	—	—	18,034	—		18,034
Ireland	—		—	—	—	—	—	—	—	—	12,195		12,195
Italy	—		—	—	—	—	—	—	—	—	1,951		1,951
Spain	—		—	—	—	—	—	—	—	—	1,004		1,004
Other [b]	—		—	—	—	—	—	—	—	—	92,709		92,709

Total eurozone	316,167		2,425	266,381	31,859	300,665	—	5,901	41,814	664,547	130,558		795,105

Other concentrations:
United Kingdom	251,568		4,174	216,316	12,033	232,523	—	44,911	25,902	554,904	27,923		582,827
Canada	180,234		98,263	60,938	7,610	166,811	—	—	—	347,045	5,326		352,371
Australia	186,820		13,514	30,535	—	44,049	—	—	13,451	244,320	3,872		248,192
Brazil	74,178	[c]	7,557	21,427	—	28,984	—	—	—	103,162	2,753		105,915
Mexico	27,407		—	54,222	1,294	55,516	—	—	—	82,923	1,606		84,529
Other	226,169		6,871	103,723	9,206	119,800	—	—	—	345,969	48,415	[d]	394,384

Total other concentrations	946,376		130,379	487,161	30,143	647,683	—	44,911	39,353	1,678,323	89,895		1,768,218

Total Non-U.S. concentrations	1,262,543		132,804	753,542	62,002	948,348	—	50,812	81,167	2,342,870	220,453		2,563,323

United States	821,104	[e]	1,032,086	1,662,938	—	2,695,024	2,790,157	720,179	588,440	7,614,904	411,278	[f]	8,026,182
United States agencies	315,050		—				—	—	—	315,050	—		315,050
United States local governments	1,231,624		—				—	—	—	1,231,624	—		1,231,624

Total U.S. concentrations	2,367,778		1,032,086	1,662,938	—	2,695,024	2,790,157	720,179	588,440	9,161,578	411,278		9,572,856

Totals	$3,630,321		$1,164,890	$2,416,480	$62,002	$3,643,372	$2,790,157	$770,991	$669,607	$11,504,448	$631,731		$12,136,179

[a]	Represents holdings of the European Investment Bank, included in other concentrations is $10.2 million of non-eurozone Supranational holdings.
[b]	Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.
[c]	Represents holdings primarily in Petrobras International and is presented as non-U.S. agency because the Government of Brazil is majority shareholder.
[d]	Represents exchange-trade funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and other than countries within the eurozone.
[e]	Represents United States Treasuries.
[f]	Represents $329 million of common stocks of companies with the United States as their primary country of risk and $82 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited

CORPORATE DEBT COMPOSITION

At June 30, 2012

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$628,347	17.2%	4.6%
Corporate/commercial finance	137,062	3.8%	1.0%
Insurance	126,992	3.5%	0.9%
Foreign banking [a]	103,722	2.8%	0.7%
Consumer finance	74,957	2.1%	0.5%
Investment brokerage	20,482	0.6%	0.1%

Total financial institutions	1,091,562	30.0%	7.8%
Communications	369,818	10.2%	2.7%
Utilities	287,619	7.9%	2.1%
Consumer non-cyclicals	287,497	7.9%	2.1%
Industrials	253,334	7.0%	1.8%
Consumer cyclical	231,124	6.3%	1.7%
Energy	195,467	5.4%	1.4%
Technology	92,903	2.5%	0.7%
Non-U.S. government guaranteed [b]	62,003	1.7%	0.4%
Transportation	36,945	1.0%	0.3%

Total investment grade	2,908,272	79.9%	21.0%

Total non-investment grade	735,100	20.1%	5.3%

Total corporate debt	$3,643,372	100.0%	26.3%

	Investment Grade	Non-Investment Grade
Corporate debt characteristics
Average credit rating	A-	B+
Average duration	3.09	1.64

[a]	Located in Canada, Australia, New Zealand, India and Brazil.
[b]	Includes $31 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited

INVESTMENT PORTFOLIO

TEN LARGEST CORPORATE DEBT HOLDINGS

At June 30, 2012

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	$123,035	3,146	$126,181	1.1%
CITIGROUP INC	121,428	3,761	125,189	1.1%
JP MORGAN CHASE & CO	100,888	3,746	104,634	0.9%
GOLDMAN SACHS GROUP	88,946	(866)	88,080	0.8%
GENERAL ELECTRIC CO	81,042	162	81,204	0.7%
MORGAN STANLEY	78,951	322	79,273	0.7%
BP PLC	71,482	2,734	74,216	0.6%
AMERICAN EXPRESS COMPANY	58,389	1,934	60,323	0.5%
AMERICA MOVIL	53,451	770	54,221	0.5%
FORD MOTOR COMPANY	48,083	584	48,667	0.4%

[a]	The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION

At June 30, 2012

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,790,157	$78,192	$7,061	$5,702	$9,042	$47,600	$2,937,754
Commercial MBS	—	504,242	47,255	67,607	4,292	—	623,396
ABS	—	559,467	20,832	49,706	28,629	10,973	669,607

Total mortgage-backed and asset-backed securities	$2,790,157	$1,141,901	$75,148	$123,015	$41,963	$58,573	$4,230,757

Percentage of total	65.9%	27.0%	1.8%	2.9%	1.0%	1.4%	100.0%

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010

Reinsurance recoverable on paid losses and loss expenses:
Insurance	$29,724	$30,246	$36,525	$21,071	$21,398	$46,511
Reinsurance	—	—	—	—	—	4,995

Total	$29,724	$30,246	$36,525	$21,071	$21,398	$51,506

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$533,052	$503,254	$541,423	$536,811	$552,085	$445,871
Reinsurance	—	—	—	—	—	—

Total	$533,052	$503,254	$541,423	$536,811	$552,085	$445,871

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,188,349	$1,191,954	$1,154,556	$1,165,884	$1,168,450	$1,029,475
Reinsurance	60,080	57,857	56,286	53,987	51,679	43,514

Total	$1,248,429	$1,249,811	$1,210,842	$1,219,871	$1,220,129	$1,072,989

Provision against reinsurance recoverables:
Insurance	$(18,319)	$(16,274)	$(17,988)	$(18,278)	$(18,571)	$(19,941)
Reinsurance	(528)	(440)	(473)	(458)	(440)	(5,345)

Total	$(18,847)	$(16,714)	$(18,461)	$(18,736)	$(19,011)	$(25,286)

Net reinsurance recoverables:
Insurance	$1,732,806	$1,709,180	$1,714,516	$1,705,488	$1,723,362	$1,501,916
Reinsurance	59,552	57,417	55,813	53,529	51,239	43,164

Total	$1,792,358	$1,766,597	$1,770,329	$1,759,017	$1,774,601	$1,545,080

AXIS Capital Holdings Limited

REINSURANCE RECOVERABLE ANALYSIS

At June 30, 2012

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision against Reinsurance Recoverables	Provision against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	1,289,436	$(27,969)	$1,261,467	72.7%	22.1%	$(10,290)	0.8%	$1,279,146
Other reinsurers balances > $20 million	201,388	(346)	201,042	11.6%	3.5%	(1,388)	0.7%	200,000
Other reinsurers balances < $20 million	320,381	(47,011)	273,370	15.7%	4.9%	(7,169)	2.2%	313,212

Total	$1,811,205	$(75,326)	$1,735,879	100.0%	30.5%	$(18,847)	1.0%	$1,792,358

At June 30, 2012, 98.4% (December 31, 2011: 98.6%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognised rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Co.	13.4%	4.0%
Swiss Reinsurance America Corporation	10.5%	3.2%
Partner Reinsurance Co of US	9.8%	3.0%
Lloyds of London	9.4%	2.9%
Berkley Insurance Company	8.3%	2.5%
Ace Property & Casualty Insurance	6.4%	2.0%
XL Reinsurance America Inc	5.8%	1.8%
Liberty Mutual Insurance Co.	3.2%	1.0%
Munchener Ruckversicherungs Gesellschaft	3.1%	0.9%
Hannover Ruckversicherungs - Aktiengesel	2.8%	0.8%

	72.7%	22.1%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended June 30, 2012			Six Months Ended June 30, 2012
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$8,599,344	$(1,739,370)	$6,859,974	$8,425,045	$(1,736,823)	$6,688,222

Incurred	567,489	(99,852)	467,637	1,153,188	(174,860)	978,328

Paid	(486,695)	70,266	(416,429)	(967,092)	145,688	(821,404)

Foreign exchange and other	(79,487)	3,322	(76,165)	(10,490)	361	(10,129)

End of period [a]	$8,600,651	$(1,765,634)	$6,835,017	$8,600,651	$(1,765,634)	$6,835,017

[a]	At June 30, 2012, the gross reserve for losses and loss expenses included IBNR of $5,636 million, or 66%, of total gross reserves for loss and loss expenses. At December 31, 2011, the comparable amount was $5,406 million, or 64%.

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended June 30, 2012			Six Months Ended June 30, 2012
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$245,704	$240,991	$486,695	$482,480	$484,612	$967,092
Reinsurance recoveries	(70,266)	—	(70,266)	(145,688)	—	(145,688)

Net losses paid	175,438	240,991	416,429	336,792	484,612	821,404

Change in:
Reported case reserves	53,570	29,106	82,676	(37,463)	(8,025)	(45,488)
IBNR	23,814	(25,695)	(1,881)	193,199	38,386	231,586
Reinsurance recoveries on unpaid loss and loss expense reserves	(26,922)	(2,665)	(29,587)	(24,906)	(4,270)	(29,175)

Total net incurred losses and loss expenses	$225,900	$241,737	$467,637	$467,623	$510,705	$978,328

Gross reserve for losses and loss expenses	$4,238,463	$4,362,188	$8,600,651	$4,238,463	$4,362,188	$8,600,651

Prior years net favorable reserve development	$35,394	$39,218	$74,612	$50,289	$69,551	$119,840

Key Ratios

Net paid to net incurred percentage	77.7%	99.7%	89.0%	72.0%	94.9%	84.0%

Net paid losses / Net premiums earned	45.4%	51.9%	49.0%	43.4%	52.7%	48.4%
Change in net loss and loss expense reserves / Net premiums earned	13.1%	0.2%	6.0%	16.8%	2.8%	9.3%

Net loss and loss expense ratio	58.4%	52.1%	55.0%	60.2%	55.5%	57.7%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

INSURANCE - QUARTERLY

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010

Gross losses paid	$245,704	$236,777	$294,834	$198,120	$199,117	$384,703
Reinsurance recoveries	(70,266)	(75,422)	(106,667)	(48,301)	(45,322)	(87,703)

Net losses paid	175,438	161,355	188,167	149,819	153,795	297,000

Change in:
Reported case reserves	53,570	(91,033)	61,632	(3,088)	73,868	81,219
IBNR	23,814	169,385	(29,060)	51,501	75,879	(143,990)
Reinsurance recoveries on unpaid loss and loss expense reserves	(26,922)	2,016	6,325	9,171	(85,323)	(78,735)

Total net incurred losses and loss expenses	$225,900	$241,724	$227,064	$207,403	$218,219	$155,494

Gross reserve for losses and loss expenses	$4,238,463	$4,172,529	$4,081,741	$4,045,488	$4,026,267	$3,460,339

Prior years net favorable reserve development	$35,394	$14,897	$28,938	$32,594	$26,754	$30,541

Key Ratios

Net paid to net incurred percentage	77.7%	66.8%	82.9%	72.2%	70.5%	191.0%

Net paid losses/Net premiums earned	45.4%	41.3%	50.6%	40.4%	42.7%	98.5%
Change in net loss and loss expense reserves / Net premiums earned	13.1%	20.6%	10.5%	15.6%	17.9%	(46.9)%

Net loss and loss expense ratio	58.4%	61.9%	61.1%	56.0%	60.6%	51.6%

AXIS Capital Holdings Limited

RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

REINSURANCE - QUARTERLY

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010

Gross losses paid	$240,991	$243,621	$288,284	$278,529	$176,729	$148,580
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	240,991	243,621	288,284	278,529	176,729	148,580

Change in:
Reported case reserves	29,106	(37,132)	83,915	90,009	214,366	34,429
IBNR	(25,695)	64,081	(13,526)	(66,812)	(42,207)	67,699
Reinsurance recoveries on unpaid loss and loss expense reserves	(2,665)	(1,605)	(2,283)	(2,290)	(2,148)	(2,832)

Total net incurred losses and loss expenses	$241,737	$268,966	$356,390	$299,436	$346,740	$247,876

Gross reserve for losses and loss expenses	$4,362,188	$4,426,815	$4,343,304	$4,289,353	$4,376,345	$3,258,437

Prior years net favorable reserve development	$39,218	$30,335	$48,837	$45,837	$24,796	$48,065

Key Ratios

Net paid to net incurred percentage	99.7%	90.6%	80.9%	93.0%	51.0%	59.9%

Net paid losses / Net premiums earned	51.9%	53.4%	60.7%	59.3%	36.8%	34.3%
Change in net loss and loss expense reserves / Net premiums earned	0.2%	5.6%	14.3%	4.5%	35.4%	22.9%

Net loss and loss expense ratio	52.1%	59.0%	75.0%	63.8%	72.2%	57.2%

AXIS Capital Holdings Limited

NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF JULY 1, 2012

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$511	$722	$947
Northeast	U.S. Hurricane	58	218	481
Mid-Atlantic	U.S. Hurricane	122	382	873
Gulf of Mexico	U.S. Hurricane	341	502	817
California	Earthquake	428	612	918
Europe	Windstorm	248	351	461
Japan	Earthquake	274	372	566
Japan	Windstorm	85	159	223

The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at July 1, 2012. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.

As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.

We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.

A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.

Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited

EARNINGS (LOSS) PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter Ended June 30,		Six months ended June 30,
	2012	2011	2012	2011

Net income (loss) available to common shareholders	$168,152	$101,068	$290,150	$(282,692)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	123,823	124,132	124,802	118,771
Dilutive share equivalents: [a]
Warrants	—	2,915	—	—
Stock compensation plans	1,160	1,322	1,023	—

Weighted average shares outstanding - diluted	124,983	128,369	125,825	118,771

EARNINGS (LOSS) PER COMMON SHARE
Basic	$1.36	$0.81	$2.32	($2.38)
Diluted	$1.35	$0.79	$2.31	($2.38)

[a]	Due to the net loss incurred in the six months ended June 30, 2011, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited

EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q2 2012	Q1 2012	Q4 2011	Q3 2011	Q2 2011	Q2 2010

Net income available to common shareholders	$168,152	$121,997	$80,064	$212,058	$101,068	$204,852

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	125,365	125,588	126,141	125,811	113,902	124,155
Shares issued [a]	60	1,249	1,060	362	11,917	76
Shares repurchased for treasury	(2,652)	(1,472)	(1,613)	(32)	(8)	(3,977)

Common shares - at end of period	122,773	125,365	125,588	126,141	125,811	120,254

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	123,823	125,782	126,360	125,971	124,132	121,766
Dilutive share equivalents:
Warrants	—	—	221	1,108	2,915	11,866
Stock compensation plans	1,160	886	1,105	923	1,322	2,033

Weighted average shares outstanding - diluted	124,983	126,668	127,686	128,002	128,369	135,665

EARNINGS PER COMMON SHARE

Basic	$1.36	$0.97	$0.63	$1.68	$0.81	$1.68
Diluted	$1.35	$0.96	$0.63	$1.66	$0.79	$1.51

[a]	The cashless exercise of warrants resulted in the issuance of 11,853 shares during the second quarter of 2011 and 1,041 shares during the fourth quarter of 2011.

AXIS Capital Holdings Limited

DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At June 30, 2012
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$32.55

Book value per common share		$5,194,997	122,773	$42.31

Dilutive securities:
Restricted stocks		—	4,499	(1.49)
Options	$24.90	—	380	(0.13)
Restricted and phantom stock units		—	465	(0.14)

Diluted book value per common share		$5,194,997	128,117	$40.55

	At December 31, 2011
	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$31.96

Book value per common share		$4,944,079	125,588	$39.37

Dilutive securities:
Restricted stocks		—	3,437	(1.05)
Options	$24.71	—	378	(0.11)
Restricted and phantom stock units		—	415	(0.13)

Diluted book value per common share		$4,944,079	129,818	$38.08

[a]	This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

AXIS Capital Holdings Limited

NON-GAAP FINANCIAL MEASURE RECONCILIATION

	Quarter ended June 30,		Six months ended June 30,
	2012	2011	2012	2011

Net income (loss) available to common shareholders	$168,152	$101,068	$290,150	$(282,692)
Adjustment for:
Net realized investment gains	(30,405)	(37,477)	(44,896)	(67,621)
Associated tax impact	1,551	894	4,832	896
Foreign exchange losses (gains)	(36,162)	18,518	(15,715)	33,575
Associated tax impact	309	54	189	33
Loss on repurchase of preferred shares	9,387	—	14,009	—
Associated tax impact	—	—	—	—

Operating income (loss)	$112,832	$83,057	$248,569	$(315,809)

Net earnings (loss) per share - diluted	$1.35	$0.79	$2.31	$(2.38)
Adjustment for:
Net realized investment gains	(0.24)	(0.29)	(0.36)	(0.57)
Associated tax impact	0.01	0.01	0.04	0.01
Foreign exchange losses (gains)	(0.29)	0.14	(0.12)	0.28
Associated tax impact	—	—	—	—
Loss on repurchase of preferred shares	0.07	—	0.11	—
Associated tax impact	—	—	—	—

Operating income (loss) per share - diluted	$0.90	$0.65	$1.98	$(2.66)

Weighted average common shares and common share equivalents - diluted	124,983	128,369	125,825	118,771